UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2022

Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 – 11th Avenue Northeast
Minneapolis,	Minnesota	55413
(Address of principal executive offices)		(Zip Code)

(612)	623-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On December 16, 2022, Graco Inc. (the “Company”) entered into a First Amendment to Master Note Agreement (the “Amendment”) that amends its Master Note Agreement dated January 29, 2020 (as amended, the “Note Agreement”) with NYL Investors LLC (“New York Life”). The Amendment extends the period in which the Company may issue, and affiliates of New York Life may purchase, the Company’s senior notes (the “Shelf Notes”) from January 29, 2023 to December 16, 2027. The Amendment also increases the maximum aggregate principal amount of Shelf Notes the Company may issue under the Note Agreement from $200 million to $250 million, although the maximum aggregate amount of Shelf Notes bearing interest at a floating rate that may be outstanding at any one time will continue to be $100 million. The Amendment also extends the maturity and average life of each Shelf Note bearing interest at a fixed rate that may be issued under the Note Agreement from no more than 12 years after the date of issuance to no more than 15 years after the date of issuance, and includes customary provisions for the replacement of LIBOR with SOFR and customary benchmark replacement provisions with respect to Shelf Notes bearing interest at a floating rate. The Amendment also contains customary representations and warranties applicable to the Company. All other material items of the Note Agreement remain unchanged. No Shelf Notes have been issued under the Note Agreement or in connection with execution of the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Master Note Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits

10.1 First Amendment to Master Note Agreement, dated December 16, 2022, by and between Graco Inc. and NYL Investors LLC.

104     Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRACO INC.

Date:	December 16, 2022	By:	/s/ Joseph James Humke______________________
Joseph James Humke
Its: Executive Vice President, General Counsel and Corporate Secretary